UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2008
CADENCE PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33103	41-2142317
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12481 High Bluff Drive, Suite 200, San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 436-1400

(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 5.1
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01.	Entry Into a Material Definitive Agreement.
     On February 14, 2008, Cadence Pharmaceuticals, Inc. (“Cadence”) entered into common stock purchase agreements with certain investors relating to a registered direct offering of up to 9,240,307 shares of Cadence’s common stock at a purchase price of $5.34 per share, which was the last reported closing bid price on the Nasdaq Global Market on February 14, 2008.
     The closing of the offering is expected to take place on February 20, 2008. The total number of shares to be sold in the offering may be reduced to 8,056,716 and the gross proceeds may be reduced to $43.0 million pursuant to Nasdaq Marketplace Rule 4350(i)(1)(B) limitations, pending the determination of the applicability of such rule prior to the closing of the offering.
     The purchasers were comprised of new investors, as well as existing stockholders, including funds affiliated with Domain Associates, L.L.C., Frazier Healthcare V, LP, funds affiliated with Versant Ventures II, L.L.C, Cam L. Garner (Chairman), Christopher J. Twomey (Director), Theodore R. Schroeder (President, Chief Executive Officer and Director) and other executive officers of Cadence. A copy of the form of common stock purchase agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
     The common stock will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on February 15, 2008, in connection with a shelf takedown from Cadence’s Registration Statement on Form S-3 (File No. 333-147721) which was declared effective by the Commission on December 11, 2007. A copy of the opinion of Latham & Watkins LLP relating to the legality of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 hereto.
     On February 15, 2008, Cadence issued a press release announcing the offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description of Exhibit

5.1	Opinion of Latham & Watkins LLP
10.1	Form of Common Stock Purchase Agreement
23.1	Consent of Latham & Watkins LLP (included in its opinion filed as Exhibit 5.1 hereto)
99.1	Press release of Cadence Pharmaceuticals, Inc., dated February 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2008	CADENCE PHARMACEUTICALS, INC.
	By:	/s/ Hazel M. Aker
	Name:	Hazel M. Aker
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

5.1	Opinion of Latham & Watkins LLP
10.1	Form of Common Stock Purchase Agreement
23.1	Consent of Latham & Watkins LLP (included in its opinion filed as Exhibit 5.1 hereto)
99.1	Press release of Cadence Pharmaceuticals, Inc., dated February 15, 2008